NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
Supplement dated November 4, 2025
to the Prospectus dated April 30, 2025
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT S&P 500 Index Fund
The NVIT S&P 500 Index Fund (the “Fund”) is updating its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the Fund will continue to track the S&P 500 Index (the “Index”) even if the Fund operates as nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.
Effective immediately, the Prospectus is amended as follows:

1.	The information under the heading “Principal Investment Strategies” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Standard & Poor’s 500® Index (“S&P 500® Index”) before the deduction of Fund expenses. The S&P 500® Index includes equity securities of approximately 500 large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies included in the S&P 500® Index. The Fund does not necessarily invest in all of the securities included in the S&P 500® Index or in the same weightings.
The Fund intends to be diversified in approximately the same proportion as the S&P 500® Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.

2.	The information under the heading “Principal Risks” on page 13 of the Prospectus is amended to include the following:
Nondiversified fund risk – in seeking to track the S&P 500® Index, the Fund may become nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the S&P 500® Index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

3.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Standard & Poor’s 500® Index (“S&P 500 Index”) before the deduction of Fund expenses.

This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the S&P 500 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies included in the S&P 500 Index.
The Fund does not necessarily invest in all of the securities included in the S&P 500 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500 Index as a whole. As of December 31, 2024, the market capitalizations of companies in the S&P 500 Index ranged from $3.4 billion to $3.8 trillion.
The S&P 500 Index is composed of equity securities of approximately 500 companies selected by Standard & Poor’s, most of which are listed on the New York Stock Exchange or NASDAQ. The S&P 500 Index is generally considered to broadly represent the performance of publicly traded U.S. large capitalization stocks, although a small part of the S&P 500 Index is made up of foreign companies that have a large U.S. presence. The S&P 500 Index is a market-weighted index, which means that the stocks of the largest companies in the Index have the greatest effect on its performance.
Standard & Poor’s selects stocks for the S&P 500 Index based on a number of factors, including market capitalization, liquidity, financial viability and industry representation, and does not evaluate whether any particular stock is an attractive investment. Standard & Poor’s periodically updates the S&P 500 Index, at which time there may be substantial changes in the composition of the Index. Individuals cannot invest directly in an index.
The Fund intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. The Fund may become “nondiversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.

4.	The information under the heading “How the Funds Invest – Principal Risks” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, INDEX FUND RISK, MARKET RISK, REDEMPTIONS RISK, SECTOR RISK, SELECTION RISK and NONDIVERSIFIED FUND RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 24.
The Fund cannot guarantee that it will achieve its investment objectives. Loss is a risk of investing in the Fund.

5.	The information under the heading “Risks of Investing in the Funds” beginning on page 24 of the Prospectus is supplemented with the following:
Nondiversified fund risk – in seeking to track an index, a Fund may become nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
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